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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                  of the Securities and Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  May 29, 1997

                        Commission file number 0-27168

                           METACREATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                                        95-4102687
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                  6303 Carpinteria Ave., Carpinteria CA 93013
                   (Address of principal executive offices)

                                (805) 566-6200
             (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On May 29, 1997, MetaTools, Inc., a Delaware corporation ("METATOOLS"), and Fractal Design Corporation, a California corporation ("FRACTAL"), completed a merger (the "MERGER") pursuant to which Rook Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of MetaTools, was merged with and into Fractal, and Fractal became a wholly-owned subsidiary of MetaTools. Pursuant to the terms of the Merger, MetaTools changed its name to "MetaCreations Corporation." Further details regarding this announcement are contained in MetaCreations Corporation's press release dated May 29, 1997, attached as an exhibit hereto and incorporated by reference herein.
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                                    EXHIBITS

Exhibit
Number        Exhibit Title
------        -------------

99.1          Press Release
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      METACREATIONS CORPORATION
                                      (Registrant)


Date:  May 29, 1997                   /s/ TERANCE A. KINNINGER
                                      ------------------------------------------
                                      Terance A. Kinninger
                                      Vice President and Chief Financial Officer